Loans and borrowings	12 Months Ended
Mar. 31, 2023
Borrowings [abstract]
Loans and borrowings	Loans and borrowings

(EUR thousand)		As of March 31
Interest-bearing loans and borrowings from credit institutions	Note	2023	2022
Non-current financing - Senior debt facility		630,000	630,000
Capitalized financing fees		(4,704)	(6,446)
Revolving Credit Facility (RCF)		99,000	99,000
Supplemental Liquidity Facility (SLF)		61,324	—
Other bank loans		3,216	—
Bank overdraft		—	676
Total	17	788,836	723,230
Current portion		61,945	676
Non-current portion		726,891	722,554
Total	17	788,836	723,230

The fair values are not materially different to their principal amounts, since the interest payable of the Senior debt facility, the RCF and the other bank loans approximates the current market rates, while the SLF and bank overdraft are of a short-term nature.
On August 28, 2020, the group entered into a new Senior Facilities Agreement ("SFA") with a maturity date of August 28, 2025. The SFA comprises of a term loan of EUR630.0 million, fully drawn since inception and a Revolving Credit Facility (“RCF”) of EUR100.0 million which was drawn in cash for EUR99.0 millions.
The interest conditions of the term loan and RCF are set as the Euribor of the period with a floor of 0.00% plus a margin. The respective margins are dependent on the Total Net Leverage, which is calculated based on the Annual financial statements as per the below table.

Total Net Leverage	Term Loan	Revolving Credit Facility
> 4.00x	2.75%	2.50%
≤ 4.00x > 3.50x	2.25%	2.00%
≤ 3.50x > 3.00x	2.00%	1.75%
≤ 3.00x > 2.50x	1.75%	1.50%
≤ 2.50x > 2.00x	1.50%	1.25%
≤ 2.00x > 1.50x	1.25%	1.00%
≤ 1.50x	1.00%	0.75%
On December 16, 2020, based on the Total Net Leverage on September 30, 2020, the applicable interest conditions (margin included) on the term loan and the RCF moved to 2.75% and 2.50% (2.00% and 1.75% as of August 28, 2020) respectively reflecting the change in credit risk. No change in these interest conditions has occurred since that date and as of March 31, 2023.
The financial covenant associated with the SFA is based on a predetermined Total Net Leverage level and is being tested semi-annually; under the SFA, on March 31, 2023 (the “Fourth Test Date”), the leverage ratio (being the ratio of total net debt to consolidated pro forma EBITDA[1] of the Group) is required to be equal to or less than 4.75:1 (the “March 2023 Test”). No event of default will occur under the SFA if the Group has received sufficient proceeds from any equity contributions or subordinated debt which can be deemed to be applied to increasing the amount of consolidated pro forma EBITDA of the Group (an “EBITDA Cure”) or decreasing total net debt of the Group for the purposes of calculating the leverage ratio for the relevant test period. On February 3, 2021, Global Blue obtained a covenant waiver from its lenders under the SFA. The waiver provides that the semi-annual total net leverage financial covenant under the Facilities Agreement shall not be tested on the first two test dates, which would have been September 30, 2021 and March 31, 2022 as originally envisaged by the Facilities Agreement. On October 4, 2021, the waiver period was extended; consequently, the first testing date of the total net leverage financial covenant was as of March 31, 2023, the aforementioned Fourth Test Date. Based on the financial projections and forecasted liquidity of the Group, together with receipt of proceeds of the equity and debt transactions, which have been applied as an EBITDA Cure, Global Blue confirms that it was in compliance with the March 2023 Test.
For the senior debt facility, EUR9.3 million debt costs were recognized related to the new SFA. Out of this amount, EUR1.7 million were amortized for the financial year ended March 31, 2023 (EUR1.8 million for the financial year ended March 31, 2022).
Security
First-ranking security has been provided in favor of the lenders under the new SFA; this security includes pledges on the assets of material subsidiaries of the Company at the time of the conclusion of the transaction to the extent legally permitted and operationally practical, and all debt being issued under the SFA ranks pari-passu.

(EUR thousand)		As of March 31
Security	Note	2023	2022
Pledge of shares of consolidated companies (net equity in subsidiaries)		148,137	163,029
Pledge of trade receivables, other current receivables, prepaid expenses and income tax receivable	18, 19, 20	46,321	48,617
Pledge of cash in hand	21	11,470	6,913
Supplemental Liquidity Facility (“SLF”)
In connection with the closing of the merger and listing, certain pre-transaction shareholders put in place a USD75.0 million (EUR70.1 million) SLF with a 2.75% fixed interest rate repayable in full the latest as of February 28, 2024. On April 1, 2022 the Company withdrew USD20.0 million (EUR18.0 million), which was soon followed by a second withdrawal of USD45.0 million (EUR41.4 million) on April 19, 2022, both to fund working capital needs. As of March 31, 2023, USD10.0 million (EUR9.4 million) remains undrawn.
Other bank loans
With the acquisition that took place during the financial year ended March 31, 2023 the group acquired a number of bank loans whose total outstanding balance was EUR3.2 million as of March 31, 2023, of which EUR0.6 million of a short-term nature.
Bank overdrafts
Local credit facilities are available in certain jurisdictions and the facilities as per the end of the financial year are limited to EUR11.6 million (EUR8.4 million as of March 31, 2022). None of these local overdraft facilities were drawn as of March 31, 2023.
Revolving Credit Facility (“RCF”)
The total drawings under the RCF as of March 31, 2023 were EUR99.1 million (EUR99.1 million as of March 31, 2022), consisting of EUR99.0 million of cash drawings, and EUR0.1 million (EUR0.1 million March 31, 2022) of non-cash guarantees issued for commercial and financial reasons. This leaves the Group with EUR0.9 million
(EUR0.9 million March 31, 2022) undrawn capacity. The RCF capacity does not qualify as cash and cash equivalents, and under the SFA, Global Blue is permitted to maintain the current level of cash drawings from the RCF until the maturity date of the facility, being August 28, 2025; as of March 31, 2023 Global Blue does not intend to repay the cash drawings under the RCF within the next 12 months.